West Pharmaceutical Services, Inc. First-Quarter 2019 Analyst Conference Call 9 a.m. Eastern Time, April 25, 2019 ▪ A webcast of today’s call can be accessed in the “Investors” section of the Company’s website: www.westpharma.com Speakers: ▪ To participate on the call, please dial: Eric M. Green − 877-930-8295 (U.S.) President and Chief Executive Officer − 253-336-8738 (International) − The conference ID is 7794502 Bernard J. Birkett Senior Vice President, Chief Financial Officer ▪ An online archive of the broadcast will be available at the site three and Treasurer hours after the live call and will be available through Thursday, May 2, 2019, by dialing: − 855-859-2056 (U.S.) − 404-537-3406 (International) − The conference ID is 7794502 These presentation materials are intended to accompany today’s press release announcing the Company’s results for the first-quarter 2019 and management’s discussion of those results during today’s conference call. 1 WST Q1 2019 Earnings

Safe Harbor Statement Cautionary Statement Under the Private Securities Litigation Reform Act of 1995 This presentation and any accompanying management commentary contain “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about product development and operational performance. Each of these statements is based on preliminary information, and actual results could differ from any preliminary estimates. We caution investors that the risk factors listed under “Cautionary Statement” in our press releases, as well as those set forth under the caption "Risk Factors" in our most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission and as revised or supplemented by our quarterly reports on Form 10-Q, could cause our actual results to differ materially from those estimated or predicted in the forward-looking statements. You should evaluate any statement in light of these important factors. Except as required by law or regulation, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise. Non-U.S. GAAP Financial Measures Certain financial measures included in these presentation materials, or which may be referred to in management’s discussion of the Company’s results and outlook, have not been calculated in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), and therefore are referred to as non-U.S. GAAP financial measures. Non-U.S. GAAP financial measures should not be considered in isolation or as an alternative to such measures determined in accordance with GAAP. Please refer to “Reconciliation of Non-U.S. GAAP Measures” at the end of these materials for more information. Trademarks Registered trademarks used in this report are the property of West Pharmaceutical Services, Inc. or its subsidiaries, in the United States and other jurisdictions, unless noted otherwise. Daikyo® is a registered trademark of Daikyo Seiko, Ltd. 2 WST Q1 2019 Earnings

First-Quarter Earnings Highlights • Net sales of $443.5 million grew 7%, organic sales growth was 11% • Reported-diluted EPS of $0.73 increased 26% (1) • Adjusted-diluted EPS of $0.74 increased 19% (1) • Repurchased 800,000 shares of common stock for $83.1 million • Company reaffirms full-year 2019 net sales guidance and raises full-year 2019 adjusted-diluted EPS guidance to a new range between $2.80 and $2.90, compared to a prior range between $2.77 and $2.89 (1) (1) Please refer to “Notes to Non-GAAP Financial Measures” on slides 11-14, and “Non-U.S. GAAP Financial Measures” in today’s press release, for additional information regarding adjusted-diluted EPS. 3 WST Q1 2019 Earnings

Organic Sales Growth Q1 2019 Overall Organic Proprietary organic sales growth of 9.4%, led by sales of high value 11% Sales Growth products, which grew double digits Sales led by high value products including NovaPure® and Westar® RU Biologics DD BIOLOGICS components Sales led by standard components as well as high-value Envision® GENERICS Generics HSD components, and increased delivery device development agreements Sales from high value products, including Daikyo® and Envision® Pharma LSD components, offset the impact of the decline in Vial2Bag® sales due PHARMA to voluntary recall Contract Organic sales growth of 18.9%, led by strong sales of healthcare- CONTRACT DD MFG Manufacturing related injection and diagnostic devices Abbreviations: LSD – low-single digit; MSD – mid-single digit; HSD – high-single digit; DD – double digit 4 WST Q1 2019 Earnings

Executing Market-led Strategy Customer Reach Operational Excellence Scientific Innovation • Digital Technology Center • 80 basis points of profit margin • Hosted 150 customers from 45 launched in Bengaluru, India expansion, led by 180 points companies at West HQ with the from Proprietary Products Parenteral Drug Association for • Sales office in S. Korea Combination Product Workshop opened on April 1, 2019 • Restructuring plan on track following GIS Korea Asset • Published 60 pieces of scientific Acquisition • Improvements in safety, quality and technical content to our and service metrics West Knowledge Center & website 5 WST Q1 2019 Earnings

First-Quarter 2019 Summary Results ($ millions, except earnings-per-share (EPS) data) Three Months Ended March 31, 2019 2018 Reported Net Sales $443.5 $415.7 Net Sales at Constant Currency $463.1 $415.7 Gross Profit Margin 33.1% 32.3% Reported Operating Profit $70.7 $53.4 Adjusted Operating Profit $71.3 $56.7 Reported-Diluted EPS $0.73 $0.58 Adjusted-Diluted EPS(1) $0.74 $0.62 (1) “Net sales at constant currency” and “adjusted-diluted EPS” are Non-U.S. GAAP measures. See slides 11-14 and the discussion under the heading “Non-U.S. GAAP Financial Measures” in today’s press release for an explanation and reconciliation of these items. Except as noted, statements in these slides concerning comparative sales are measured on a constant-currency basis. 6 WST Q1 2019 Earnings

Change in Consolidated Net Sales First-quarter 2018 to 2019 ($ millions) 7 WST Q1 2019 Earnings

Gross Profit Update ($ millions) Three Months Ended March 31, 2019 2018 Proprietary Products $132.3 $121.2 Gross Profit Proprietary Products 38.9% 37.1% Gross Profit Margin Contract-Manufactured Products $14.5 $13.2 Gross Profit Contract-Manufactured Products 14.0% 14.8% Gross Profit Margin Consolidated Gross Profit $146.8 $134.4 Consolidated Gross Profit Margin 33.1% 32.3% 8 WST Q1 2019 Earnings

Cash Flow and Balance Sheet Metrics ($ millions) Cash Flow Items Financial Condition Q1 19 Q1 18 March 31, December 31, 2019 2018 Depreciation and Amortization $25.5 $26.4 Cash and Cash Equivalents $265.5 $337.4 Operating Cash Flow $47.6 $45.0 Debt $195.5 $196.1 Capital Expenditures $28.8 $28.0 Equity $1,372.9 $1,396.3 Working Capital $562.9 $610.7 9 WST Q1 2019 Earnings

2019 Full-Year Guidance 2019 Full-Year Guidance(1,2) Consolidated Net Sales $1.795 - $1.820 billion Operating Margin Improvement +100 bps Adjusted-Diluted EPS $2.80 - $2.90 Capital Spending $120 - $130 million (1) Please refer to “Notes to Non-U.S. GAAP Financial Measures” on slides 11-14, and “Non-U.S. GAAP Financial Measures” in today’s press release, for additional information regarding adjusted-diluted EPS. (2) Guidance excludes possible cost and benefits from the announced 2018 Global Operations restructuring plan. It does not include potential future tax benefits from stock- based compensation. 10 WST Q1 2019 Earnings

Notes to Non-U.S. GAAP Financial Measures For additional details, please see today’s press release & Safe Harbor Statement ▪ For the purpose of aiding the comparison of our year-over-year results, we may refer to net sales and other financial results excluding the effects of changes in foreign currency exchange rates. ▪ Organic net sales exclude the impact from acquisitions and/or divestitures and translates the current-period reported sales of subsidiaries whose functional currency is other than the U.S. Dollar at the applicable foreign exchange rates in effect during the comparable prior-year period. ▪ We may also refer to financial results excluding the effects of unallocated items. ▪ The re-measured results excluding effects from currency translation and excluding the effects of unallocated items are not in conformity with U.S. GAAP and should not be used as a substitute for the comparable U.S. GAAP financial measures. ▪ The non-U.S. GAAP financial measures are incorporated into our discussion and analysis as management uses them in evaluating our results of operations and believes that this information provides users a valuable insight into our overall performance and financial position. ▪ A reconciliation of these adjusted Non-U.S. GAAP measures to the comparable U.S. GAAP financial measures is included in the accompanying tables. 11 WST Q1 2019 Earnings

Notes to Non-U.S. GAAP Financial Measures RECONCILIATION OF NON-U.S. GAAP MEASURES (UNAUDITED) See “Notes to Non-U.S. GAAP Financial Measures” (Slides 11-14), “Cautionary Statement” (Slide 2) and today’s press release for an explanation and reconciliation of these items. Reconciliation of Reported and Adjusted Operating Profit, Net Income and Diluted EPS ($ million, except EPS data) Operating Income tax Net Diluted Three months ended March 31, 2019 profit expense income EPS Reported (U.S. GAAP) $70.7 $16.1 $55.4 $0.73 Restructuring and related charges 0.6 0.2 0.4 0.01 Adjusted (Non-U.S. GAAP) $71.3 $16.3 $55.8 $0.74 Operating Income tax Net Diluted Three months ended March 31, 2018 profit expense income EPS Reported (U.S. GAAP) $53.4 $12.5 $43.6 $0.58 Restructuring and related charges 3.3 0.6 2.7 0.03 Tax law changes - (0.3) 0.3 0.01 Adjusted (Non-U.S. GAAP) $56.7 $12.8 $46.6 $0.62 12 WST Q1 2019 Earnings

Notes to Non-U.S. GAAP Financial Measures RECONCILIATION OF NON-U.S. GAAP MEASURES (UNAUDITED) See “Notes to Non-U.S. GAAP Financial Measures” (Slides 11-14), “Cautionary Statement” (Slide 2) and today’s press release for an explanation and reconciliation of these items. Reconciliation of Net Sales to Organic Net Sales (1) ($ million) Three months ended March 31, 2019 Proprietary CM Eliminations Total Reported net sales (U.S. GAAP) $340.4 $103.1 $ - $443.5 Effect of acquisitions and/or divestitures - - - - Effect of changes in currency translation rates 16.3 3.3 - 19.6 Organic net sales (Non-U.S. GAAP) (1) $356.7 $106.4 $ - $463.1 (1) Organic net sales exclude the impact from acquisitions and/or divestitures and translates the current-period reported sales of subsidiaries whose functional currency is other than the U.S. dollar at the applicable foreign exchange rates in effect during the comparable prior-year period. 13 WST Q1 2019 Earnings

Notes to Non-U.S. GAAP Financial Measures RECONCILIATION OF NON-U.S. GAAP MEASURES (UNAUDITED) See “Notes to Non-U.S. GAAP Financial Measures” (Slides 11-14), “Cautionary Statement” (Slide 2) and today’s press release for an explanation and reconciliation of these items. Reconciliation of Reported-Diluted EPS Guidance to Adjusted-Diluted EPS Guidance 2018 Actual 2019 Guidance % Change Reported-diluted EPS (U.S. GAAP) $2.74 $2.73 to $2.83 (0.4%) to 3.3% Restructuring and related charges 0.08 0.07 Argentina devaluation 0.02 - Tax law changes (0.03) - Adjusted-diluted EPS (Non-U.S. GAAP)(1) $2.81 $2.80 to $2.90 (0.4%) to 3.2% See “Full-Year 2019 Financial Guidance” and “Non-U.S. GAAP Financial Measures” in today’s press release for additional information regarding adjusted diluted EPS. (1) In 2018, tax benefits associated with stock-based compensation increased adjusted-diluted EPS by $0.19. We have opted not to forecast 2019 tax benefits from stock based-compensation in upcoming quarters, as they are out of the Company’s control. Instead, we recognize the benefits as they occur. In the first-quarter 2019, tax benefits associated with stock-based compensation increased adjusted-diluted EPS by $0.02. Any future tax benefits associated with stock-based compensation that we receive in 2019 would provide a positive adjustment to our full-year EPS guidance. 14 WST Q1 2019 Earnings